                                                                  EXHIBIT 10.266

                               SECURITY AGREEMENT

                                                              [CITICAPITAL LOGO]

The undersigned debtor, meaning all debtors jointly and severally ("DEBTOR"), to secure the obligations set forth herein grants to the secured party named below (herein, with its successors and assigns, called "SECURED PARTY") under the terms and provisions of this agreement (this "AGREEMENT") a security interest in the following described property (herein, with all present and future attachments, accessories, replacement parts, repairs and additions or substitutions, referred to collectively as "EQUIPMENT"):

 ONE (1) 1998 BOMAG SMOOTH DRUM ROLLER; S/N 101580290147

The Equipment will be used primarily for: [x] business or commercial use other than farming operations; [ ] farming operations. When not in use, the Equipment will be kept at: 4411 S. 40TH STREET, STE. D11 PHOENIX AZ 89121 and, when in use, will be used only in the following State(s): AZ, UT, NV

            PAYMENT SCHEDULE                         USE OF PROCEEDS

Debtor promises to pay Secured Party the  SECURED PARTY IS HEREBY IRREVOCABLY
Total Amount of $ 36,096.12 (the "Total   AUTHORIZED AND DIRECTED TO DISBURSE
Amount") in 36 installments as follows:   THE PROCEEDS OF THIS AGREEMENT AS
                                          FOLLOWS:

(a)$ 1,002.67 on 05/08/2004 , and a       Amount        Payee (Name and Address)
like sum on the like date of each month   $ 33,032.46   KOMATSU EQUIPMENT
thereafter until fully paid.                            2465 WEST CALIFORNIA
                or                                      SALT LAKE CITY, UT 84126
                                                        ________________________
(b)                                       $      0.00   ________________________
                                                        ________________________

                                          $      0.00   ________________________
                                                        ________________________
                                                        ________________________

provided, however, that the final installment will be in the amount of the then remaining unpaid balance. All amounts payable under this Agreement are payable at Secured Party's address shown below or at such other address as Secured Party may specify from time to time in writing. Any note taken in conjunction with this Agreement evidences indebtedness and not payment.

Debtor hereby acknowledges and agrees that the proceeds of this Agreement will be used for commercial, business or agricultural purposes and will not be used for personal, family or household purposes. Secured Party may disburse the proceeds using checks, drafts, orders, transfer funds, or any other method or media Secured Party deems desirable. Disbursement may be made in Secured Party's name on Debtor's behalf or in Debtor's name. Disbursement in accordance with the above instructions or any written supplement to these instructions will constitute payment and delivery to and receipt by Debtor of all such proceeds.

INSURANCE: PHYSICAL DAMAGE INSURANCE COVERING THE EQUIPMENT IS REQUIRED. DEBTOR CAN FURNISH THIS INSURANCE THROUGH AN AGENT OR BROKER OF DEBTOR'S CHOICE. DEBTOR HEREBY AUTHORIZES SECURED PARTY AND ANY ASSIGNEE TO RELEASE TO ANY INSURANCE COMPANY AFFILIATED WITH SECURED PARTY OR ANY ASSIGNEE ANY INFORMATION RELATING TO A CONTRACT OR POLICY OF INSURANCE WHICH IS PROVIDING OR MAY PROVIDE INSURANCE COVERAGE AGAINST PHYSICAL DAMAGE TO THE EQUIPMENT.

TOTAL AMOUNT: The Total Amount consists of $ 33,032.46 of principal and precomputed interest in the amount of $ 3,063.66 computed on the basis of 5.85% per annum on the assumption that all payments will be made on their respective due dates.

DELINQUENCY, RETURNED CHECKS AND ACCELERATION INTEREST: For each installment not paid when due, Debtor agrees to pay to Secured Party a delinquency charge calculated thereon at the rate of 1 1/2 % per month for the period of delinquency or, at Secured Party's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Debtor can legally obligate itself to pay and/or Secured Party can legally collect. DEBTOR AGREES TO REIMBURSE SECURED PARTY IMMEDIATELY UPON DEMAND FOR ANY AMOUNT CHARGED TO SECURED PARTY BY ANY DEPOSITARY INSTITUTION BECAUSE A CHECK, DRAFT OR OTHER ORDER MADE OR DRAWN BY OR FOR THE BENEFIT OR DEBTOR IS RETURNED UNPAID FOR ANY REASON AND, IF ALLOWED BY LAW, TO PAY SECURED PARTY AN ADDITIONAL HANDLING CHARGE IN THE AMOUNT OF $ 25.00 OR IN THE EVENT APPLICABLE LAW LIMITS OR RESTRICTS THE AMOUNT OF SUCH REIMBURSEMENT AND/OR HANDLING CHARGE, THE AMOUNTS CHARGEABLE UNDER THIS PROVISION WILL BE LIMITED AND/OR RESTRICTED
IN ACCORDANCE WITH APPLICABLE LAW. Debtor agrees to pay Secured Party, upon acceleration of Debtor's indebtedness, interest on all sums then owing hereunder at the rate of 1 1/2 % per month if not prohibited by law, otherwise at the highest rate Debtor can legally obligate itself to pay and/or Secured Party can legally collect. Any note take herewith evidences indebtedness and not payment. All amounts payable hereunder are payable at Secured Party's address shown below or at such other address as Secured Party may specify from time to time in writing.

SECURITY INTEREST: To secure payment of the Total Amount and all of Secured Party's obligations under this Agreement or with respect to the Equipment, Debtor hereby grants to Secured Party a first priority security interest in the Equipment and in all cash and non-cash proceeds thereof (the Equipment and all such proceeds are herein called the "COLLATERAL") regardless of any retaking and/or redelivery of the Collateral to Debtor.

PREPAYMENT: Debtor may prepay Debtor's obligations under this Agreement in full at any time. Upon prepayment Debtor will receive a rebate of the unearned portion of the interest calculated using an actuarial method or such other method as is required by any applicable law minus, if the prepayment is made prior to the last twelve months of the contract, a prepayment processing fee equal to the lesser of (a) one percent (1%) of the amount prepaid for each full twelve month period remaining under the term of this Agreement as of prepayment and (b) the maximum prepayment and/or acquisition charge allowed by applicable law. All accrued and unpaid late charges and other amounts chargeable to Debtor under this Agreement will be payable immediately upon such prepayment.

PAGE 1 OF 4 of Security Agreement Dated 04/09/2004 between MEADOW VALLEY CONTRACTORS, INC. (Debtor) and CITICAPITAL COMMERCIAL CORPORATION (Secured Party) which includes, without limitation, an item of Collateral with the following serial number: 101580290147.

                                                               Debtor's Initials

                                                                     [BEL]

                                                           A member of CITIGROUP

621700 REV. 12/01               ORIGINAL FOR CITICAPITAL
COMM'L NON-VEH. - VARIOUS STALES
(PRECOMPUTED-R.D.)
1.03

   CITICAPITAL is a service mark of Citicorp.  1.124950.1.0

1. CROSS-SECURITY. Debtor grants to Secured Party, its affiliates (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successors and assigns a security interest in the Collateral (separate and distinct from and subordinate to the security interest granted to Secured Party on the first page of this Agreement) to secure the payment and performance of all debts and all liabilities of Debtor to Secured Party of every kind and character, whether now existing or hereafter arising, and whether direct, indirect, absolute, contingent, primary, secondary, or otherwise, or to any affiliates (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successors or assignees of Secured Party, now existing or hereafter arising, whether under this Agreement or any other agreement, and whether due directly or by assignment. The security interest granted herein shall continue to be effective regardless of any retaking or redelivery of the Collateral to Debtor. Upon any assignment of this Agreement by Secured Party, the assignee shall then be deemed the Secured Party for the purposes of this paragraph.

2. ADDITIONAL WARRANTIES AND AGREEMENTS. Debtor warrants and agrees that: the execution of and performance by Debtor under the terms of this Agreement has been approved for Debtor by all necessary action and by Debtor's partners or board of directors, as applicable; the Equipment is currently and will continue be maintained in good operating condition, repair and appearance and is currently and will continue be used and operated with care only by qualified personnel in the regular course of Debtor's business and in conformity with all applicable governmental laws and regulations, manufacturer's specifications and the restrictions contained in any insurance policy insuring the Equipment; the Equipment is not currently and will not be used in conjunction with the storage, transportation or disposal of substances considered to be toxic and/or hazardous or in conjunction with any activity or for any use that would subject the Equipment to seizure or confiscation by any governmental body; and the Equipment is currently located at and will be kept by Debtor at the location set forth for it on the reverse side of this Agreement and will not be removed from said location without the prior written consent of Secured Party, except that if the Equipment is of a type which is mobile and normally used by Debtor at more than one location, Debtor may use the Equipment away from said location in the regular course of Debtor's business provided that (a) if the Equipment is not returned to said location within 30 days, Debtor will immediately thereafter, and each 30 days thereafter until the Equipment is returned, report the then current location of the Equipment to Secured Party in writing and (b) the Equipment shall not be removed from the State(s) of use indicated on the reverse side of this Agreement. Secured Party shall have the right to inspect the Equipment at all reasonable times and from time to time.

      Debtor further warrants and agrees that: the security interest in the Collateral granted to and/or retained by Secured Party is and will continue to be superior to any title to or interest in the Equipment now or hereafter held or claimed by any other party; the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances (whether superior or inferior to the interests of Secured Party) other than that created by this Agreement; notwithstanding Secured Party's interest in proceeds, Debtor will not and will not allow any other party to consign, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Collateral without Secured Party's prior written consent; Debtor will do everything Secured Party deems necessary or expedient to perfect or preserve the interests granted to Secured Party under this Agreement and the first priority of such interests; any Manufacturer's Statement or Certificate of Origin or Certificate of Title relating to the Equipment shall be immediately delivered to Secured Party and, if a Certificate of Title or registration is required for any item of Equipment, Debtor will cooperate with Secured Party in obtaining the Certificate of Title or registration disclosing the interests of Debtor and Secured Party in the Equipment; Debtor will defend any action, proceeding or claim affecting the Collateral or the interests of Secured Party in the Collateral; Debtor shall promptly pay all amounts payable in conjunction with the storage, maintenance or repair of the Equipment and all taxes, assessments, license fees and other public or private charges levied or assessed in conjunction with the operation or use of the Equipment or levied or assessed against the Collateral, this Agreement or any accompanying note except for those which are being contested by Debtor in good faith by appropriate proceedings and which do not constitute a lien or encumbrance upon the Collateral; and Debtor will from time to time furnish Secured Party with such financial statements and other information as Secured Party may reasonably request.

3. INSURANCE AND RISK OF LOSS. Debtor shall at all times bear all risk of loss of, damage to or destruction of the Equipment. Debtor agrees to immediately procure and maintain insurance on the Equipment, for the full insurable value thereof and for the life of this Agreement, in the form of "All Risk" or similar insurance (insuring the Equipment for fire, extended coverage, vandalism, theft and collision and containing only those exclusions from coverage which are acceptable to Secured Party) plus such other insurance as Secured Party may specify from time to time, all in form and amount and with insurers satisfactory to Secured Party. Debtor agrees to deliver promptly to Secured Party certificates or, if requested, policies of insurance satisfactory to Secured Party, each with a standard long-form loss-payable endorsement naming Secured Party or assigns as loss-payee and providing that Secured Party's rights under such policy will not be invalidated by any act, omission or neglect of anyone other than Secured Party and containing the insurer's agreement to give 30 days prior written notice to Secured Party before any cancellation of or material change in the policy(s) will be effective as to Secured Party, whether such cancellation or change is at the direction of Debtor or insurer. Secured Party's acceptance of policies in lesser amounts or risks will not be a waiver of Debtor's obligation to procure insurance complying with the provisions hereof promptly after notice from Secured Party. Debtor assigns to Secured Party all proceeds of any physical damage or credit insurance for which a charge is stated in this Agreement or which is maintained by Debtor in accordance herewith, including returned and unearned premiums, up to the amount owing hereunder by Debtor. Secured Party will not have the right to cancel any such insurance without Debtor's consent prior to the occurrence of an event of default and the repossession, loss or destruction of the Equipment. Debtor directs all insurers to pay such proceeds solely to the order of Secured Party for application to Debtor's indebtedness to Secured Party. Secured Party may, at its option, apply any such proceeds received by Secured Party to the final maturing installments due hereunder in the inverse order of their maturity.

4. PERFORMANCE BY SECURED PARTY. If Debtor fails to perform any of Debtor's obligations pursuant to Paragraphs 1, 2, or 3 above, Secured Party may perform the same for the account of Debtor. Any such action by Secured Party will be in Secured Party's sole discretion and Secured Party will not be obligated in any way to do so. Secured Party's performance on behalf of Debtor will not obligate Secured Party to perform the same or any similar act in the future and will not cure or waive Debtor's failure of performance as an event of default hereunder. All sums advanced or costs and expenses incurred by Secured Party pursuant to this Paragraph, including the reasonable fees of any attorney retained by Secured Party, will be for the account of Debtor, will constitute indebtedness secured by Secured Party's security interest in the Collateral, will bear interest at the rate as specified on the reverse side of this Agreement in the event of acceleration and, unless Secured Party, in Secured Party's sole discretion agrees otherwise in writing, shall be immediately due and payable.

5. EVENTS OF DEFAULT. Time is of the essence. An event of default will occur if:
(a) Debtor fails to pay when due any amount owed by it to Secured Party or any affiliate (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Secured Party under this Agreement or under the terms of any promissory note delivered in conjunction with this Agreement or if Debtor fails to pay when due any amount owed by it to Secured Party or any affiliate (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Secured Party under any other document, agreement or instrument; (b) Debtor fails to perform in compliance with any of its agreements hereunder or any warranty made by Debtor in this Agreement is or becomes incorrect, or if Debtor fails to perform or observe any term or provision to be performed or observed by it under any other document, instrument or agreement furnished by Debtor to Secured Party or any affiliate (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Secured Party or otherwise acquired by Secured Party or any affiliate (including, without limitation, any direct or indirect parent, subsidiary or sister entity), successor or assignee of Secured Party; (c) any information, representation, or warranty furnished by Debtor to Secured Party or to any affiliate of Secured Party is inaccurate or incorrect in any material respect when furnished; (d) Debtor becomes insolvent or ceases to do or is prohibited by any court order or governmental action from conducting the business in which Debtor is principally engaged on the date of this Agreement as a going concern; (e) any surety or bonding company assumes any of Debtor's responsibilities under any contract or job; (f) if any of the Equipment is lost, stolen, destroyed, abandoned, or relocated, used or maintained in violation of the terms hereof or if Debtor attempts to consign, sell, rent, lend or encumber any of the Equipment or allows another to do so; (g) Debtor files a petition in bankruptcy, or for an arrangement, reorganization, or similar relief, or makes an assignment for the benefit of creditors, or applies for the appointment of a receiver or trustee for a substantial part of its assets or for any of the Equipment, or attempts to take advantage of any process or proceeding for the relief of debtors or if any such action is taken against Debtor; (h) any other party attempts to attach, repossess or execute upon any of the Collateral; (i) Debtor ceases to exist as a legal entity or Debtor or any party in control of Debtor takes any action looking to Debtor's dissolution as a legal entity; (j) there shall be a material change in the management, ownership or control of Debtor; (k) Secured Party in good faith believes that the prospect or payment or performance hereunder is impaired; (l) if there shall occur an (i) appropriation, (ii) confiscation,
(iii) retention, or (iv) seizure of control, custody or possession of the Collateral by any governmental authority including, without limitation, any municipal, state, federal or other governmental entity or any governmental agency or instrumentality (all such entities, agencies and instrumentalities shall hereinafter be collectively referred to as "Governmental Authority"); (m) if anyone in the control, custody or possession of the Collateral or the Debtor is accused or alleged or charged (whether or not subsequently arraigned, indicted or convicted) by any Governmental Authority to have used the Collateral in connection with the commission of any crime (other than a misdemeanor moving violation); (n) there shall be a material adverse charge in any of the: (i) condition (financial or otherwise), business, performance, prospects, operations or properties of the Debtor (ii) legality, validity or enforceability of this Agreement, (iii) perfection or priority of the lien granted in favor of Secured Party pursuant to this Agreement, (iv) ability of the Debtor to repay the indebtedness or perform its obligations under this Agreement or (v) rights and remedies of the Secured Party under the Agreement are impaired; (o) there shall be a death of a majority owner of Debtor or a guarantor of the obligations of Debtor under this Agreement; or (p) except for the security interest, lien or reservation of title in favor of Secured Party or as otherwise granted herein, there shall be any lien, claim or encumbrance on any of the Collateral securing the indebtedness or obligation of Debtor to Secured Party. Secured Party's inaction with respect to an event of default shall not be a waiver of such default and Secured Party's waiver of any default shall not be a waiver of any other default.

PAGE 2 OF 4 OF SECURITY AGREEMENT DATED 04/09/2004 between MEADOW VALLEY CONTRACTORS, INC. (Debtor) and CITICAPITAL COMMERCIAL CORPORATION (Secured Party) which includes, without limitation, an item of Collateral with the following serial number: 101580290147

                                                               Debtor's Initials

                                                                     [BEZ]

621700 REV. 12/01               ORIGINAL FOR CITICAPITAL
1.02                                                            1.124950.1.0

6. REMEDIES UPON DEFAULT. Upon the occurrence of an event of default, and at any time thereafter as long as the default continues. Secured Party may, at its option, with or without notice to Debtor (i) declare this Agreement to be in default (ii) declare the indebtedness hereunder to be immediately due and payable, (iii) declare all other debts then owing by Debtor to Secured Party or any affiliate (including, without limitation any direct or indirect parent, subsidiary or sister entity), successor or assignee of Secured Party to immediately due and payable, (iv) cancel any insurance and credit any refund to the indebtedness, and (v) exercise all of the rights and remedies of a Secured Party under the Uniform Commercial Code and any other applicable laws, including, without limitation, the right to require Debtor to assemble the Equipment and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and to lawfully enter any premises where the Collateral may be without judicial process and take possession thereof. Acceleration of any or all indebtedness, if so elected by Secured Party, shall be subject to all applicable laws including those pertaining to refunds and rebates of unearned charges. Any property other than the Collateral which is in or upon the Equipment at the time of repossession may be taken and held without liability until its return is requested by Debtor. Any sale or other disposition of any of the Equipment may be made at public or private sale or through public auction at the option of Secured Party. Secured Party may buy at any sale and become the owner of the Equipment. Unless otherwise provided by law, any requirement of reasonable notice which Secured Party may be obligated to give regarding the sale or other disposition of Collateral will be met if such notice is given to Debtor at least ten days before the time of sale or other disposition. Debtor agrees that Secured Party may bring any legal proceedings it deems necessary to enforce the payment and performance of Debtor's obligations hereunder in any court in the State shown in Secured Party's address set forth herein, and service of process may be made upon Debtor by mailing a copy of the summons to Debtor. All notices to Debtor relating to this Agreement will be considered received when delivered in person (including by facsimile transmission) or mailed to Debtor at the address of Debtor contained in this Agreement or at any address later designated by Debtor to Secured Party in writing. The filing by Secured Party of any action or proceeding with respect to the Equipment or any of Debtor's obligations hereunder shall not constitute an election by Secured Party of Secured Party's remedies or a waiver of Secured Party's rights to take possession of the Equipment as provided above. Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Secured Party, (b) any amounts advanced or expenses incurred by Secured Party pursuant to Paragraph 4 hereof and (c) all other legal and other expenses incurred by Secured Party. Debtor agrees that it is liable for and will promptly pay any deficiency resulting from any disposition of Collateral after default and all costs and expenses, including me reasonable fees of any attorney, incurred by Secured Party in the collection of any such deficiency. Secured Party may sell the Equipment without giving any warranties as to the Equipment. Secured Party may disclaim any warranties of title, possession, quiet enjoyment, or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Equipment.

7. POWER OF ATTORNEY. DEBTOR HEREBY APPOINTS SECURED PARTY OR ANY OFFICER, EMPLOYEE OR DESIGNEE OF SECURED PARTY, OR ANY ASSIGNEE OF SECURED PARTY (OR ANY DESIGNEE OF SUCH ASSIGNEE) AS DEBTOR'S ATTORNEY-IN-FACT TO IN DEBTOR'S OR SECURED PARTY'S NAME: (a) PREPARE. EXECUTE AND SUBMIT ANY NOTICE OR PROOF OF LOSS IN ORDER TO REALIZE THE BENEFITS OF ANY INSURANCE POLICY INSURING THE COLLATERAL; (b) PREPARE, EXECUTE AND FILE ANY AGREEMENT DOCUMENT FINANCING STATEMENT, INSTRUMENT (OR ANY OTHER WRITING OR RECORD) THAT, IN SECURED PARTY'S OPINION IS NECESSARY TO PERFECT AND/OR GIVE PUBLIC NOTICE OF THE INTERESTS OF SECURED PARTY IN ANY COLLATERAL THAT SECURES OR THAT MAY SECURE ANY OBLIGATIONS OR INDEBTEDNESS OF DEBTOR TO SECURED PARTY; AND (c) ENDORSE DEBTOR'S NAME ON ANY REMITTANCE REPRESENTING PROCEEDS OF ANY INSURANCE RELATING TO THE COLLATERAL OR THE PROCEEDS OF THE SALE, LEASE OR OTHER DISPOSITION OF THE COLLATERAL (WHETHER OR NOT THE SAME IS A DEFAULT HEREUNDER). This power is coupled with an interest and is irrevocable so long as indebtedness remains unpaid from Debtor to Secured Party. Debtor agrees to execute and deliver to Secured Party, upon Secured Party's request, such documents, writings, records and assurances as Secured Party deems necessary or advisable for the confirmation or perfection of the security interest in Collateral and Secured Party's rights hereunder, including such documents, writings records and assurances as Secured Party may require for filing or recording. Debtor authorizes Secured Party or any officer, employee or designee of Secured Party or any assignee of Secured Party (or any designee of such assignee) to file a financing statement describing the Collateral. Debtor authorizes Secured Party or any officer, employee or designee of Secured Party or any assignee of Secured Party (or any designee of such assignee) to file financing statements covering assets of Debtor other than the Collateral described herein.

8. ASSIGNMENT. Debtor shall not assign this Agreement without the prior written consent of Secured Party. Secured Party or any assignee or successor of Secured Party shall have the right to transfer, sell or assign all or any portion of this Agreement or the indebtedness and/or obligations hereunder, without notice, acknowledgement or consent from Debtor. Upon assignment, the term "Secured Party" shall mean and refer to any assignee who is the holder of this Agreement. The assignor will not be the assignee's agent for any purpose. Debtor waives and will not assert against any assignee of Secured Party any claims, counterclaim, claims in recoupment, abatement, reduction, defenses, or set-offs for breach of warranty or for any other reason which Debtor could assert against Secured Party, except defenses which cannot be waived under the Uniform Commercial Code. Upon full payment of all obligations secured by this Agreement, the assignee may deliver all original papers to the assignor for Debtor.

9. PRIVACY WAIVER. Secured Party may receive from and disclose to any individual, corporation, business trust, association, company, partnership, joint venture, or other entity (herein collectively, the "Entity"), including, without limiting the generality of the foregoing, Secured Party's parent or any affiliate or any subsidiary of Secured Party and any credit reporting agency or other entity whether or not related to Secured Party for any purpose, information about Debtor's accounts, credit application and credit experience with Secured Party and Debtor authorizes any Entity to release to Secured Party any information related to Debtor's accounts, credit experience and account information regarding the Debtor. THIS SHALL BE CONTINUING AUTHORIZATION FOR ALL PRESENT AND FUTURE DISCLOSURES OF DEBTOR'S ACCOUNT INFORMATION, CREDIT APPLICATION AND CREDIT EXPERIENCE ON DEBTOR MADE BY SECURED PARTY, OR ANY ENTITY REQUESTED TO RELEASE SUCH INFORMATION TO SECURED PARTY.

10. DEBIT TRANSACTIONS. Secured Party may but shall not be required to offer Debtor the option of paying any of Debtor's obligations to Secured Party through printed checks ("Debit Transactions") drawn pursuant to this authorization upon Debtor's checking account, using Debtor's checking account number, bank routing code and other information which Debtor provides to Secured Party prior to the first Debit Transaction. Debtor authorizes Secured Party to initiate Debit Transactions from Debtor's checking account in the amount necessary to pay the installment payments, delinquency charges, or such other amounts as may now or hereafter be due hereunder or under any other present or future agreement with or which is held by Secured Party plus a fee of ten dollars ($10.00) for each Debit Transaction initiated by Secured Party. In the event applicable law prohibits or restricts the amount of such fee, the fee chargeable under this provision shall be limited and/or restricted in accordance with applicable law. Secured Party may from time to time increase or decrease the Debit Transaction fee upon prior written notice addressed to Debtor's last known address as shown on the records of Secured Party and such increase or decrease shall be effective as stated in the written notice. Unless prohibited by applicable law, Debtor's continued use of Debit Transactions after the effective date specified in such notice shall conclusively establish Debtor's agreement to pay the new Debit Transaction fee stated therein. Debtor authorizes Secured Party or any officer, employee or designee of Secured Party to endorse Debtor's name as drawer on any printed check drawn in accordance with this authorization. Until cancelled by Debtor, this authorization shall be valid for all Debit Transactions Secured Party initiates in payment of Debtor's obligations hereunder or under any other present or future agreement with or which is held by Secured Party. This authorization may be canceled at any time by Debtor giving at least three (3) business days prior written notice to Debtor's bank and Secured Party. Payment by Debit Transactions is not required by Secured Party nor is its use a factor in the approval of credit.

11. MISCELLANEOUS. (A) All of Secured Party's rights hereunder are cumulative and not alternative. (B) The inclusion of a trade name or division name in the identification of Debtor hereunder does not limit Secured Party's rights, after the occurrence of an event of default, to proceed against all of Debtor's assets, including those held or used by Debtor individually or under another trade or division name. (C) If permitted by law, Debtor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement may be filed as a financing statement. (D) Secured Party may correct patent errors herein and fill in blanks. (E) All of the terms and provisions hereof will apply to and be binding upon Debtor, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Secured Party, its successors and assigns. (F) DEBTOR AND SECURED PARTY HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY. (G) DEBTOR HEREBY EXPRESSLY WAIVES NOTICE OF NONPAYMENT, PRESENTMENT, PROTEST, DISHONOR, DEFAULT, INTENT TO ACCELERATE THE MATURITY HEREOF AND OF ACCELERATION OF THE MATURITY HEREOF. (H) If allowed by law, "the reasonable fees of attorneys" retained by Secured Party shall include the amount of any flat fee, retainer, contingent fee and/or the hourly charges of any attorney retained by Secured Party in enforcing any of Secured Party's rights hereunder in the prosecution or defense of any litigation related to this Agreement or the transactions contemplated by this Agreement. (I) To the extent allowed by law, Debtor hereby waives any exemptions or appraisals. (J) No waiver or change in this Agreement or in any related note will be binding upon Secured Party or Secured Party's assignee, unless such waiver or change is in writing and signed by one of its officers and any such waiver or change shall then be effective only upon the terms and to the extent provided in such writing. (K) The acceptance by Secured Party of any remittance from a party other than Debtor will in no way constitute Secured Party's consent to the transfer of any of the Collateral to such party. (L) Any captions or headings included in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision contained in this Agreement. (M) Any provision contained herein which is contrary to, prohibited by or invalid under applicable laws or regulations will be deemed inapplicable and omitted herefrom, but shall not invalidate the remaining provisions hereof.
(N) The only copy of this Agreement which constitutes "chattel paper" is the original executed copy designated as "Original for CitiCapital".

PAGE 3 OF 4 OF SECURITY AGREEMENT DATED 04/09/2004 between MEADOW VALLEY CONTRACTORS, INC. (Debtor) and CITICAPITAL COMMERCIAL CORPORATION (Secured Party) which includes, without limitation, an item of Collateral with the following serial number: 101580290147

                                                               Debtor's Initials

                                                                     [BEL]

621700 REV. 12/01               ORIGINAL FOR CITICAPITAL
1.02                                                            1.124950.1.0

12. APPLICATION OF PAYMENTS. All payments made by Debtor to Secured Party with reference to this Agreement shall be applied first to any indebtedness which is not secured, then to delinquency charges, then to interest, then to insurance payments, then to any other fees or other amounts payable hereunder other that the indebtedness secured by a purchase money security interest in the Collateral, until all of such indebtedness is paid in full and then to the indebtedness secured by a purchase money security interest in the Collateral in the order in which that indebtedness was incurred. This provision controls over any conflicting provision or in a subsequent agreement to override this provision.

13. LOCATION OF DEBTOR. (i) If Debtor is a corporation, limited liability company, limited partnership or other registered organization, its state of organization is in the state set forth immediately below its signature on the last page of this Agreement; (ii) if Debtor is an individual, his/her principal place of residence is at the address set forth immediately below his/her signature on the last page of this Agreement; (iii) if Debtor is an organization, its place of business or if it has more than one place of business its chief executive office, is located at the address set forth immediately below its signature on the last page of this Agreement. Debtor agrees that it will not without prior written consent of Secured Party change its state of organization if it is a corporation, limited liability company, limited partnership or other registered organization or the location of its chief executive office or its place of business if it is an organization. If Debtor is an individual, Debtor must notify Secured Party in writing of a change in his/her principal place of residence 30 days prior to such change.

14. PAYMENT PROCESSING. Debtor hereby agrees that any payments made by Debtor hereunder by check and received by Secured Party at an address other than the address specified on the related invoice may be replaced by Secured Party with a substitute instrument of equal amount and presented to Debtor's financial institution for payment from the account referenced on the check from Debtor. If Debtor sends any payment hereunder by check to Secured Party at any address other than the one specified on the related invoice, then Debtor shall be deemed to have authorized Secured Party to substitute such check with an instrument of equal amount and present the substitute instrument to Debtor's financial institution for payment from the account referenced on Debtor's check. '

                      DELIVERY AND ACCEPTANCE OF EQUIPMENT
                             (Check Appropriate Box)

Debtor's obligations and liabilities to Secured Party are absolute and unconditional under all circumstances and regardless of any failure of operation or Debtor's loss of possession of any item of Equipment or the cessation or interruption of Debtor's business for any reason whatsoever.

[ ] On ______________the EQUIPMENT BEING PURCHASED WITH THE PROCEEDS OF THIS AGREEMENT WAS DELIVERED TO DEBTOR with all installation and other work necessary for the proper use of the Equipment completed at a location agreed upon by Debtor; the Equipment was inspected by Debtor and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Debtor.

[X] The EQUIPMENT BEING PURCHASED WITH THE PROCEEDS OF THIS AGREEMENT HAS NOT YET BEEN DELIVERED TO OR ACCEPTED BY DEBTOR and, upon delivery, Debtor agrees to execute such delivery and acceptance certificate as Secured Party requires.

[ ] ALL OF THE EQUIPMENT WAS ACQUIRED BY DEBTOR PRIOR TO THE DATE HEREOF and was previously delivered to and unconditionally accepted by Debtor.

ADDITIONAL TERMS AND ORAL AGREEMENTS: Debtor and Secured Party agree that this is a four page agreement and each page hereof constitutes a part of this agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Debtor's Social Security or Federal Taxpayer Identification Number is 88-017-1959 and Co-Debtor's is: _____________________

Dated 04/09/2004

Secured Party CitiCapital Commercial Corporation
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

By /s/ Sara L. Headley
   -------------------------------------

Title DSM
      ----------------------------------

   (If corporation, authorized party must signed and show corporate title. If partnership, a general partner must sign. If owner or partner, show which.)

17310 Redhill Ave Ste. 340
----------------------------------------
          (Street Address)

Irvine CA 92414
---------------------------------------
       (City, State and Zip Code)

DEBTOR HEREBY ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS CONTRACT.

Debtor(s)   Meadow Valley Contractors, Inc.
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

By /s/ Baradley E. Larson   Title  President
   -----------------------        ---------------------------

(If corporation or limited liability company, an authorized party must sign and show her or his title. If limited partnership, a general partner must sign and show that title. If sole proprietorship, then sole proprietor must sign and show that title. If individual, then individual should sign and show title as
                                "Individually.")

By _________________________________ Title _____________________________________
        (If co-buyer, co-partner or co-officer, sign here and show which)

State of Organization: NV

Principal Residence/Chief Executive Office/Place of Business:

4411 S. 40th STREET
--------------------------------------------------------------------------------
                                (Street Address)

PHOENIX                                                               AZ   89121
--------------------------------------------------------------------------------
                      (City, COUNTY, State, and Zip Code)

PAGE 4 of 4 of Security Agreement Dated 04/09/2004 between MEADOW VALLEY CONTRACTORS, INC. (Debtor) and CITICAPITAL COMMERCIAL CORPORATION (Secured Party) which includes, without limitation, an item of Collateral with the following serial number: 101580290147

                                                               DEBTOR'S INITIALS

                                                                     [BEL]

621700 Rev. 12/01               ORIGINAL FOR CITICAPITAL
1.02                                                            1,124950.1.0